Exhibit 99.2

United Energy Group Limited and Transmeridian Exploration Incorporated Amend Investment Agreement in Connection with United Energy Group Limited’s Investment in Transmeridian Exploration Incorporated and United Energy Group Limited Extends US$76 Net Per Share Cash Tender Offer for Preferred Stock of Transmeridian Exploration Incorporated

Houston, Sept. 23 /PR Newswire-FirstCall/—TRANSMERIDIAN EXPLORATION INCORPORATED (AMEX:TMY) (‘Transmeridian’) and United Energy Group Limited (HK: 467.HK) (‘United Energy’ or ‘UEG’) announced today that they have agreed to modify certain aspects of the transactions contemplated by the Investment Agreement entered into by Transmeridian and UEG on June 11, 2008, as amended by letter agreement dated July 22, 2008 (together, the ‘Prior Agreements’). As a result of these modifications, Transmeridian and UEG entered into an Amended and Restated Investment Agreement (the ‘Investment Agreement’), on September 22, 2008, which amends and restates the Prior Agreements in their entirety.

Under the terms of the Investment Agreement and consistent with the Prior Agreements, UEG will (i) acquire at least 90% of the outstanding shares of each of the 15% senior redeemable convertible preferred stock of Transmeridian (the ‘Senior Preferred Stock’) and the 20% junior redeemable convertible preferred stock of Transmeridian (the ‘Junior Preferred Stock’ and, together with the Senior Preferred Stock, ‘Preferred Stock’) and (ii) make a cash infusion to fund Transmeridian’s ongoing capital expenditure program and working capital requirements. In exchange for the foregoing, under the terms of the Investment Agreement, UEG will receive shares of new preferred stock of Transmeridian (the ‘New Preferred Stock’) and warrants to purchase shares of Transmeridian’s common stock (the ‘Warrants’). In addition, UEG will exchange any Senior Notes and New Notes (each as defined below) it holds on the date of the closing of the transactions contemplated by the Investment Agreement for shares of Transmeridian’s common stock and additional warrants to purchase shares of Transmeridian’s common stock (the ‘Additional Warrants’). UEG will also be entitled to receive shares of Transmeridian’s common stock to the extent it funds the cash consideration payable in the exchange offer for the Senior Notes, the repurchase of any Senior Notes not exchanged in the exchange offer and any subsequent redemption of outstanding New Notes, each as discussed in more detail below.

Upon the closing of the transactions contemplated by the Investment Agreement, and UEG’s receipt of the New Preferred Stock, the Warrants, the Additional Warrants and the common stock to be issued by Transmeridian to UEG in exchange for (i) the Senior Notes and New Notes held by UEG, (ii) UEG’s funding of the cash consideration payable in the exchange offer, and (iii) UEG’s funding of the repurchase of any remaining Senior Notes and/or redemption of any outstanding New Notes (such common stock, collectively, the “Newly Issued Common Stock”), UEG will hold up to approximately 85% of the capital stock of Transmeridian on an as-converted, fully diluted basis (assuming that UEG (or its affiliates) will exchange or fund the exchange for cash, repurchase and redemption of $117,300,000 aggregate principal amount of Senior Notes and New Notes, and that UEG purchases all 263,653,960 shares of common stock of Transmeridian underlying the Warrants and the Additional Warrants, which are exercisable after the first anniversary of the date of such closing).

The transactions contemplated by the Investment Agreement are subject to the approval of UEG’s and Transmeridian’s shareholders, regulatory approval and other terms and conditions contained in the Investment Agreement.

Extension and Modification of the Tender Offer

UEG also announced today that, in connection with the modifications to the Prior Agreements as set forth in the Investment Agreement, it has extended the expiration date for its cash tender offer, commenced on August 4, 2008, for all of the outstanding shares of Senior Preferred Stock and Junior Preferred Stock (other than those shares being acquired pursuant to the Purchase Agreements (as defined below) following the closing of the tender offer). UEG will mail to the holders of Preferred Stock a notice letter to inform such holders of the modifications to the Prior Agreements as set forth in the Investment Agreement, including certain changes to the conditions of the tender offer set forth in the Offer to Purchase mailed to the holders of Preferred Stock on August 4, 2008.

The expiration date for the tender offer, which was previously 5:00 p.m., New York City time, on September 22, 2008, will be extended until 5:00 p.m., New York City time, on October 7, 2008, unless further extended. There is no change to the withdrawal rights, which expired at 12:00 midnight, New York City time, on August 29, 2008. As of 5:00 p.m., New York City time, on September 22, 2008, approximately 185,881 shares of the Junior Preferred Stock and approximately 61,316 shares of the Senior Preferred Stock had been validly tendered into the tender offer and not withdrawn.

The Offer to Purchase and related tender offer documents have not been reviewed by, or filed with, any federal or state securities commission or regulatory authority, and no such commission or authority has passed upon the accuracy or adequacy of the Offer to Purchase or related tender offer documents. Any representation to the contrary is unlawful and may be a criminal offense.

Terms of the Transaction

As previously announced on June 11, 2008, UEG has reached agreement with certain significant holders of Preferred Stock to acquire their shares of Preferred Stock (the “Purchase Agreements”), which, as of July 1, 2008, represented approximately 83.0% of the outstanding shares of Senior Preferred Stock and 73.9% of the outstanding shares of Junior Preferred Stock. Under the Purchase Agreements, UEG has agreed with a significant holder to exchange its holdings of Senior Preferred Stock for convertible bonds of UEG and with certain other holders to purchase their Senior Preferred Stock for cash or UEG convertible bonds. Additionally, under the Purchase Agreements, UEG will purchase Junior Preferred Stock from certain significant holders for cash or, at the election of such holders, a combination of cash and shares of common stock of Transmeridian, and will pay certain additional returns due to such significant holders.

As contemplated by the Prior Agreements, on July 23, 2008, Transmeridian and its wholly owned subsidiary, Transmeridian Exploration Inc. (the “Senior Notes Issuer”) commenced an offer to exchange the Senior Notes Issuer’s current 12% senior notes (the “Senior Notes”) for cash and new notes (the “New Notes”) and to solicit consents to amend the terms of the Senior Notes. Today, Transmeridian and the Senior Notes Issuer separately announced that they have amended certain terms of the exchange offer and related consent solicitation. The amended terms of the exchange offer, which has a minimum 90% acceptance threshold (excluding Senior Notes held by UEG), are discussed in a supplement to the related offering memorandum and consent solicitation statement relating to the exchange offer that will be mailed to eligible holders of Senior Notes. The exchange offer and related consent solicitation have been extended until 5:00 p.m., New York City time, on October 7, 2008, unless further extended.

The obligations of UEG under the Investment Agreement and the Purchase Agreements are still subject to the completion of the tender offer and the exchange offer. It is currently contemplated that the tender offer and the exchange offer will close simultaneously, and the closing of each such offer is conditioned upon the success of the other.

Consistent with the Prior Agreements, under the terms of the Investment Agreement, Transmeridian intends to redeem any shares of Preferred Stock not subject to the Purchase Agreements or tendered into the tender offer at the same price per share paid in the tender offer immediately following the closing of the tender offer and the exchange offer.

Following the closing of the two offers, Transmeridian will issue the New Preferred Stock and the Warrants to UEG in exchange for the shares of Preferred Stock acquired pursuant to the tender offer and the Purchase Agreements and an additional amount in cash.

Upon completion of the foregoing, Transmeridian will cause the Senior Notes Issuer to offer to repurchase any Senior Notes not exchanged in the exchange offer in accordance with their terms. If less than all of the Senior Notes are so repurchased, Transmeridian will cause the Senior Notes Issuer to apply the amount of cash not used to fully repurchase the Senior Notes to redeem the outstanding New Notes on a pro rata basis at par plus accrued but unpaid interest to the redemption date. The Senior Notes Issuer will not be required to redeem any outstanding New Notes unless the aggregate principal amount of the New Notes to be redeemed is at least $2.0 million. UEG will be entitled to receive shares of Transmeridian’s common stock to the extent that it funds the repurchase of Senior

Notes and/or the redemption of any outstanding New Notes as described above, and the cash consideration to be paid to tendering holders of Senior Notes in the exchange offer. Additionally, UEG shall exchange any Senior Notes and New Notes it owns on the closing date of the transactions for additional shares of Transmeridian’s common stock and the Additional Warrants. As noted above, upon the closing of the transactions contemplated by the Investment Agreement, UEG will hold up to approximately 85% of the outstanding capital stock of Transmeridian on an as-converted, fully diluted basis (assuming (i) that UEG (or its affiliates) will exchange or fund the exchange for cash, repurchase and redemption of $117,300,000 aggregate principal amount of Senior Notes and New Notes, and (ii) that UEG purchases all 263,653,960 shares of common stock of Transmeridian underlying the Warrants and the Additional Warrants, which are exercisable after the first anniversary of the date of such closing).

In addition, upon the closing of the transactions contemplated by the Investment Agreement, and consistent with UEG’s ownership of a majority of the outstanding capital stock of Transmeridian on an as-converted, fully diluted basis, under the terms of the New Preferred Stock, UEG will be entitled to elect, voting separately as a class, a majority of the directors of Transmeridian, which will be equal to four directors at such time. Upon UEG’s receipt of the Newly Issued Common Stock, UEG will also have the right to vote on the election of Transmeridian’s remaining directors based on its ownership of common stock.

Advisors

Citigroup Global Markets Inc. (“Citi”) is acting as exclusive financial advisor to United Energy and as Dealer Manager for the tender offer. Questions may be directed to Citi at (800) 558-3745 (Toll Free from the U.S.). Shearman & Sterling LLP is acting as legal counsel to United Energy in relation to U.S. law, and Slaughter and May is acting as legal counsel to United Energy in relation to Hong Kong law. Jeffries & Co. is advising the special committee of Transmeridian’s board of directors. Akin Gump Strauss Hauer & Feld LLP is acting as legal counsel to Transmeridian.

About Transmeridian Exploration Incorporated

Transmeridian is an independent energy company established to acquire and develop oil reserves in the Caspian Sea region of the former Soviet Union. The company primarily targets fields with proved or probable reserves and significant upside reserve potential. Transmeridian currently has projects in Kazakhstan and southern Russia; its main asset is a 100% interest in the South Alibek field in western Kazakhstan.

About United Energy Group Limited

United Energy is an investment holding company principally investing in the oil and gas business and primarily targets investments in oil and gas fields globally with proved or probable reserves and significant upside reserve potential. United Energy holds certain participating interests in an oilfield project in Bohai Bay Basin in the People’s Republic of China and it is focused on expanding its portfolio to include E&P opportunities in Asia Pacific, Africa, Latin America and other parts of the world.

Cautionary Statement

Transmeridian currently intends to solicit proxies for use at either the 2008 annual meeting of stockholders or a special meeting of common stockholders, or at any adjournment or postponement thereof, to vote in favor of certain amendments to the amended and restated certificate of incorporation of Transmeridian and other matters related to the consummation of the transactions contemplated by the Investment Agreement and, in the case of the 2008 annual meeting of stockholders, to vote on any other matters that shall be voted upon at Transmeridian’s 2008 annual meeting of stockholders, such as the election of directors. On August 4, 2008, Transmeridian filed a preliminary proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the ‘SEC’) in connection with this solicitation of proxies, which reflected the transactions as set forth in the Prior Agreements. Transmeridian intends to file an amended preliminary proxy statement with the SEC, reflecting the transactions as set forth in the Investment Agreement, including any modifications to the transaction structure. All Transmeridian common stockholders are strongly encouraged to read the proxy statement, if and when it is available, because it will contain important information. Transmeridian common stockholders may obtain copies of the proxy statement and related materials, if and when they are available, for free at the SEC’s website at www.sec.gov.

The identity of people who, under SEC rules, may be considered ‘participants in a solicitation’ of proxies from Transmeridian stockholders for use at Transmeridian’s 2008 annual meeting or a special meeting of stockholders and a description of their direct and indirect interests in the solicitation, by security holdings or otherwise, will be contained in the proxy statement on Schedule 14A if and when the proxy statement becomes available.

This press release is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities of Transmeridian or UEG. Any securities offered in connection with the transactions described herein will not be or have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release contains forward-looking statements. All statements contained in this press release that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words ‘anticipate,’ ‘believe,’ ‘expect,’ ‘estimate,’ ‘plan,’ and similar expressions are generally intended to identify forward-looking statements. These statements are based on current expectations, estimates and projections of Transmeridian’s and UEG’s management and currently available information. They are not guarantees of future performance, and investors are cautioned that all forward-looking statements involve certain risks and uncertainties that are difficult to predict and are based upon assumptions as to future events that may not prove to be accurate. Many factors could cause the actual results, performance or achievements of Transmeridian to be materially different from those that may be expressed or implied by such statements, including but not limited to those discussed in Transmeridian’s Annual Report on Form 10-K for the year ended December 31, 2007, as amended, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008, and other filings with the SEC. Although Transmeridian and UEG believe the assumptions underlying the forward-looking statements contained herein are reasonable, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate.

SOURCE Transmeridian Exploration Incorporated; United Energy Group Limited

Source: PR Newswire (September 23, 2008 - 8:04 AM EDT)

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